Earnings Conference Call 4 Quarter 2013 February 6 , 2014 Exhibit 99.2 th th

Cautionary Statements Regarding Forward-Looking Information
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison
Company, PECO Energy Company, Baltimore Gas and Electric Company and Exelon
Generation Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1)  Exelon’s 2012 Annual Report on Form 10-K in (a)
ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of
Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements
and Supplementary Data: Note 19; (2) Exelon’s Third Quarter 2013 Quarterly Report
on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1,
Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial
Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1.
Financial Statements: Note 18; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.
None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
2013 4Q Earnings Release Slides 1

2013 4Q Earnings Release Slides 2
2013 In Review
(1) Represents adjusted (non-GAAP) operating EPS.  Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating
EPS to GAAP EPS.
(2) 2014 earnings guidance based on expected average outstanding shares of ~860M. Refer to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS guidance to GAAP EPS.
•
Utilities
•
Top quartile and best ever customer
satisfaction index scores; top
quartile in SAIFI (outage frequency)
•
ExGen
•
Nuclear capacity factor over 94%
•
Power dispatch match over 99%
and renewables energy capture
over 93%
•
Utilities
•
Successful installation of 1.3M
smart meters
•
ExGen
•
Added 158 MW of clean generation,
primarily from our AVSR solar
project
•
2013 adjusted operating results of
$2.50/share
(1)
•
Strong balance sheet and free cash
flow metrics
•
Achieved lower than forecasted O&M
•
Utilities
•
SB9
•
ComEd and BGE rate cases
•
ExGen
•
Successful court outcomes
against subsidized generation
•
Continued effort to achieve market
reforms to protect competition
Operational
Excellence
Financial
Discipline
Regulatory
Advocacy
Growth
Investments
•
Delivered solid 2013 results in the middle of our guidance range
•
Providing initial 2014 adjusted operating earnings guidance of $2.25-$2.55/share
(2)

Exelon Utilities Adjusted Operating EPS Contribution
(1)
3 2013 4Q Earnings Release Slides
4Q 2013 4Q 2012
$0.19
$0.13
$0.12
$0.31
$0.10
$0.02
$0.06
$0.31
BGE PECO ComEd
Numbers may not add due to rounding.
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) The discrete impacts include $(0.05) related to the reinstatement of the 2011 return on pension asset and $(0.04) related to 2012 pension asset costs recorded in the fourth quarter of 2012.
(3) Due to the distribution formula rate, changes in ComEd’s earnings are driven primarily by changes in 30-year U.S. Treasury rates (allowed ROE), rate base and capital structure in addition to weather, load and changes in customer mix.
Key Drivers – 4Q13 vs. 4Q12
:
BGE (+0.04):
• Decreased storm costs: $0.02
• Distribution revenue due to rate cases: $0.02
PECO (+0.02):
• Decreased storm costs: $0.03
• Income taxes: $(0.01)
ComEd (-0.06):
• Discrete impacts of the 2012 distribution formula rate
order
(2)
: $(0.09)
• Weather, load and customer mix
(3)
: $0.02
2013 4Q Earnings Release Slides

4Q
$0.21
2013 2012
(excludes Salem and CENG) 4Q12 Actual 4Q13 Actual
Planned Refueling Outage Days 113 94
Non-refueling Outage Days 1 33
Nuclear Capacity Factor 93.0% 92.3%
Key Drivers – 4Q13 vs. 4Q12
•
Lower gross margin, primarily due to lower
realized energy prices, partially offset by
increased capacity pricing: $(0.11)
•
Higher other expense, primarily due to lower
realized NDT fund gains: $(0.02)
•
Lower O&M costs, primarily due to merger
synergies: $0.02
ExGen Adjusted Operating EPS Contribution
(1)
$0.33
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
2013 4Q Earnings Release Slides

HoldCo
ExGen
ComEd
PECO
BGE
HoldCo
ExGen
ComEd
PECO
BGE
2014 Guidance
$2.25 - $2.55
(2)
$1.10 - $1.30
$0.50 - $0.60
$0.40 - $0.50
$0.20 - $0.30
2013 Actual
$2.50
(1)
$1.40
$0.49
$0.46
$0.23
2014 Adjusted Operating Earnings Guidance
(1) 2013 results based on 2013 average outstanding shares of 860M. Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-
GAAP) operating EPS to GAAP EPS.
(2) 2014 earnings guidance based on expected average outstanding shares of ~860M. Earnings guidance for OpCos may not add up to consolidated EPS guidance. Refer to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS guidance to GAAP EPS.
Key Year-Over-Year Drivers
•
Lower ExGen Total Gross Margin
primarily due to lower energy prices,
partially offset by higher capacity
revenue: $(0.17)
•
Higher ComEd RNF primarily from DST
revenues due primarily to increasing rate
base and higher expected treasury yields
impact on ROE: $0.09
•
Higher BGE RNF: $0.05
•
Higher O&M, mainly at the utilities,
driven primarily by inflation and storm
costs offset by synergies and lower
pension/OPEB expense: $(0.07)
•
Higher D&A: $(0.04)
•
Other expense, primarily lower ExGen
interest: $0.04
5 2013 4Q Earnings Release Slides
Expect Q1 2014 Adjusted Operating Earnings of $0.60 - $0.70 per share

Exelon Consolidated Cash Flow: 2014 Expected vs 2013
Actuals
Key Messages
(6)
• Adjusted Cash from Operations (2)
is projected to be $6,100M vs
2013A of $6,025M for a $75M variance. This variance is primarily driven by:
•
Cash from Financing activities is projected to be ($825M) vs
2013A of ($775M) for a ($50M) variance. This variance is
primarily driven by:
•
CapEx is projected to be $5,475M vs 2013A $5,350M for a
($125M) variance. This variance is primarily driven by:
Projected Sources & Uses
(6)
6 2013 4Q Earnings Release Slides
2014 Projected Sources and Uses of Cash
(7)
($ in millions) BGE ComEd PECO ExGen
Exelon
2014E
Exelon
2013A
Delta
Beginning Cash Balance
(1)
1,475 1,575 (100)
Adjusted Cash Flow from
Operations (2)
650 1,525 600 3,175 6,100 6,025 75
CapEx (excluding other items
below):
(525) (1,575) (450) (1,050) (3,675) (3,250) (425)
Nuclear Fuel n/a n/a n/a (900) (900) (1,000) 100
Dividend (3)
(1,075) (1,250) 175
Nuclear Uprates n/a n/a n/a (150) (150) (150) --
Wind n/a n/a n/a (75) (75) (25) (50)
Solar n/a n/a n/a (200) (200) (450) 250
Upstream n/a n/a n/a (25) (25) (50) 25
Utility Smart Grid/Smart Meter (75) (200) (175) n/a (450) (425) (25)
Net Financing (excluding
Dividend):
Debt Issuances -- 900 300 -- 1,200 1,200 --
Debt Retirements -- (625) (250) (525) (1,375) (1,600) 225
Project Finance/Federal Financing
Bank Loan
n/a n/a n/a 675 675 725 (50)
Other (4)
(50) 300 100 (375) (250) 150
1,275 1,475 (200)
(3) Dividends are subject to declaration by the Board of Directors.
(5) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
(6) All amounts rounded to the nearest $25M.
(1) Excludes counterparty collateral of $(28) million and $134 million at 12/31/12 and 12/31/13.  In addition, the
12/31/14 ending cash balance does not include collateral.
(2) Adjusted Cash Flow from Operations (non-GAAP) primarily includes net cash flows from operating activities and net cash flows from investing activities excluding capital expenditures of $5.5B and $5.4B for 2014 and 2013, respectively.
(4) “Other” includes CENG distribution to EDF, proceeds from stock options, redemption of PECO preferred stock and expected changes in short-term debt.
(7) Net 2014 sources and uses for each operating company are expected to be $0M, $325M, $125M and $550M for BGE,
ComEd, PECO and ExGen, respectively.
- $350M Increase in ComEd’s 2014 distribution rates
- $125M Income Taxes and Settlements
- ($150M) Higher working capital at the utilities
- ($225M) Lower ExGen Gross Margin
- ($350M) Higher ComEd investment in transmission, distribution and
Smart Grid / Smart Meter
- $225M AVSR due to majority of work being completed in 2013
- $100M Lower nuclear fuel expenditures
- ($75M) Maryland commitments
- ($400M) CENG distribution to EDF
- $175M Increased ComEd LTD requirements primarily to fund
incremental capital investment
- $175M Reduced dividend to common shareholders
(400)
(5) (5)
Ending Cash Balance
(1)

Adjusted O&M Forecast
(2)
• 2014 forecast of $6.6B
(1)
$550M run-rate Constellation merger synergies in 2014
Excludes costs to achieve which are considered non-operating
•
Expect CAGR of ~(0.6%) for 2014-2016
2014E
$6,575
(1)
-$75
$4,050
$1,225
$700
$675
2013 Actuals
$6,475
(1)
-$25
$4,000
$1,225
$650
$625
(in $M)
ExGen (3)
ComEd
ComEd
PECO
PECO
BGE
Corp
(1) Refer to the Appendix for a reconciliation of adjusted (non-GAAP) O&M to GAAP O&M.  Further, the Utilities adjusted O&M excludes regulatory O&M costs that are P&L neutral. ExGen adjusted
O&M excludes direct cost of sales for certain Constellation business, P&L neutral decommissioning costs and the impact from O&M related to variable interest entities.
(2) All amounts rounded to the nearest $25M.
(3) Excludes CENG.
ExGen (3)
BGE

Key Year-over-Year Drivers
(2)
•
Merger synergies, primarily at
ExGen: $175M
•
Pension/OPEB:     $75M
•
Inflation:     $150M
•
Average Storm Costs:    $50M
•
Other Utility O&M:     $25M
•
Other ExGen O&M, primarily
contracting and other site,
corporate and project
expenses:    $100M
Corp
2013 4Q Earnings Release Slides

Exelon Utility 2014-16 Adjusted Operating EPS Guidance
2013 4Q Earnings Release Slides 8
$1.35
$1.30
$1.20
$1.70
$1.65
$1.25
$1.60
$1.55
$1.50
$1.45
$1.40
$1.15
$1.10
$0.00
2016
$1.55
2015
$1.45
2014
$1.40
2013
$1.17
Exelon Utilities provide stable earnings growth based on sound investment and strong operational performance
$1.25
$1.15
$1.10
(1) Refer to Earnings Release Attachments and to the Appendix for a 2013 reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS and to the Appendix for a reconciliation of adjusted
(non-GAAP) Operating EPS guidance to GAAP EPS.
•
$15 billion of investment from 2014-2018 to upgrade aging infrastructure and invest in new technologies to achieve rate base growth of 5-7%
•
Long-term target of 10% ROE at each utility by 2017
•
Managing the regulatory environment to achieve a fair rate of return at all utilities

Exelon Generation: Gross Margin Update
2013 4Q Earnings Release Slides 9
December 31, 2013 Change from Sept 30, 2013
(7)
Gross Margin Category ($M)
(1)
2014 2015 2016 2014 2015 2016
Open Gross Margin
(3)
margin)
5,850 5,700 5,650 250 (50) (50)
Mark-to-Market of Hedges
(3,4) 750 500 250 (150) 50 -
350 650 700 (150) (100) (50)
Non-Power Margins Executed
100 50 50 - - -
300 350 350 - - -
7,350 7,250 7,000 (50) (100) (100)
Recent Developments
•
Severe weather in our load serving regions led to significant power and gas volatility
•
Our balanced generation to load strategy, as well as our geographic and commodity diversity, allowed us to navigate through several offsetting issues such as gas curtailments and nuclear outages
•
The return of volatility to the markets may lead to more appropriate pricing of risk premiums
Non-Power New Business / To Go
(5)
Power New Business / To Go
4) Mark to Market of Hedges assumes mid-point of hedge percentages.
5) Any changes to new business estimates for our non-power business are presented as revenue less costs of sales.
6) Based on December 31, 2013 market conditions
7) Adjusted gross margin based on 8-K issued on December 9, 2013. Refer to slide 41 for details.
1) Gross margin categories rounded to nearest $50M.
(including South, West, Canada hedged gross
2) Total Gross Margin (Non-GAAP) is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, Exelon
Nuclear Partners and variable interest entities. Total Gross Margin is also net of direct cost of
sales for certain Constellation businesses.   See Slide 35 for a Non-GAAP to GAAP
reconciliation of Total Gross Margin.
3) Includes Exelon’s proportionate ownership share of the CENG Joint Venture.
Total Gross Margin
(2)

Hedging Activity and Market Fundamentals

(1) Mid-point of disclosed total portfolio hedge % range was used
2015-Actual (excl NG hedges)
2015-Ratable
2015-Actual
We have shifted our strategy from fixed-price length to a larger cross-commodity position leaving our exposure to power upside
4Q13 3Q13 2Q13 1Q13 4Q12 3Q12
$35
$15
$60
$55
$45
$40
$50
1Q11 4Q11 2Q12 3Q11 1Q13 4Q12 3Q13 4Q13 2Q13 3Q12 1Q12 2Q11
Fundamental View PJMW
Market PJMW
Market NiHub
Fundamental View NiHub
10%
20%
30%
40%
50%
60%
70%
Fundamental View vs. Market - 2015 2015: Rotating into a Large Heat Rate Strategy
•
We align our hedging  strategies with our fundamental
views
•
As of 12/31/2013 we were 2-3% behind ratable in PJM and
are relying on an even larger amount of cross-commodity
hedges to capture our view that heat rates will expand
•
As of 12/31/2013, Natural gas sales represented 12-15%
of our hedges in 2015 and 2016
•
Late in Q4, as Cal 2015-2016 gas prices increased and
heat rates declined, we shifted our strategy from fixed-price length to a longer cross-commodity position
•
Structural changes in the stack are expected to increase
volatility in the spot energy market and drive prices higher than current market
•
Continue to see a disconnect in forward heat rates
compared to our fundamental forecast given current
natural gas prices, expected retirements, new generation
resources, and load assumptions
2013 4Q Earnings Release Slides
Impacts of our view on our hedging activity
Impacts of our view on our hedging activity

ExGen’s Financial Flexibility
Declining base CapEx, cash vs. earnings differences and balance sheet capacity result in significant financial flexibility and robust metrics when evaluating ExGen on a cash basis
Balance Sheet Focus Free Cash Flow Benefits
Resulting 2014 Metrics
Pension Improvements
Rising interest rate environment
results in lower pension
expense and contributions
2015 forecast of just under
$100M lower contributions than
expense
(2)
Tax Position
Use of NOLs and various tax
credits provide substantial near-
term cash tax favorability
compared to book taxes
Longer term tax position shows
tax capacity for growth
opportunities
Robust Balance Sheet
Strong cash flow metrics to
maintain investment grade
ratings and fund incremental
growth opportunities
Declining Base CapEx
Management model process
prioritizes safety and reliability
Prior investment largely to
prepare for license extensions
and mitigate asset management
issues
Cost initiatives to reduce capital
including reverse engineering
Key Cash Metrics
(1)
2013 FFO/Debt
(3)
= 37%
Improving for 2014
Well above threshold for
investment grade
Adjusted EBITDA – Base CapEx
= $1,500M - $1,800M
Reducing base CapEx by
$200M from 2013-16
mitigates declining RNF
$1,225M of FCF before Growth
CapEx and Dividend
Positive FCF in excess of
planned growth CapEx
and ExGen dividend
(1)
See Slides 36-37
for a Non-GAAP to GAAP reconciliation of cash flow metrics.
(2) Reflects Exelon consolidated forecast with the majority of the difference due to the expected ExGen amounts.
(3) FFO/Debt for ExGen is shown using S&P’s methodology and includes parent company debt and interest.  Final 2013 calculation is still pending agency review.
2013 4Q Earnings Release Slides 11

$1.10 - $1.30
$1.15 - $1.30
Long-Term EPS Growth Potential comes from controllable
actions, opportunistic investments and market upside
12 2013 4Q Earnings Release Slides
We are committed to drive shareholder value by streamlining operations, cutting costs, optimizing our generation portfolio and deploying capital to drive growth.
We firmly believe that our controllable efforts coupled with market upside should help us deliver a positive earnings CAGR by end of our planning period
Controllable Market/Advocacy Upside
•
Continued investments in utilities for stable
earnings and growth
•
Aggressive cost management – in addition to our
merger synergies of $550M, we expect to pursue
incremental cost cutting measures across the
organization
•
Operational efficiencies – productivity
enhancements and portfolio optimization efforts
to reduce operational costs
•
Asset rationalization – potential sale or
retirement of unprofitable assets
•
Capital deployment – pursue growth and
investments opportunities
•
Power market upside – manage our
portfolio in line with our fundamental
view to maximize the benefit to our
asset value
•
Regulatory policies – continue to
pursue capacity market design
changes, GHG policy implementation
and other policies to get fair
compensation for our nuclear fleet

13 Exelon Generation Disclosures December 31, 2013 2013 4Q Earnings Release Slides

Portfolio Management Strategy
Protect Balance Sheet Ensure Earnings Stability Create Value
Exercising Market Views
Purely ratable
Actual hedge %
Market views on timing, product
allocation and regional spreads
reflected in actual hedge %
High End of Profit
Low End of Profit
% Hedged
Open Generation
with LT Contracts
Portfolio Management &
Optimization
Portfolio Management Over Time
Align Hedging & Financials
Establishing Minimum Hedge Targets
2013 4Q Earnings Release Slides
•
Aligns hedging program with financial
policies and financial outlook
•
Establish minimum hedge targets to
meet financial objectives of the
company (dividend, credit rating)
•
Hedge enough commodity risk to
meet future cash requirements under
a stress scenario
•
Ensure stability in near-term cash flows
and earnings
•
Disciplined approach to hedging
•
Tenor aligns with customer
preferences and market liquidity
•
Multiple channels to market that
allow us to maximize margins
•
Large open position in outer years to
benefit from price upside
Three-Year Ratable Hedging
Bull / Bear Program
•
Ability to exercise fundamental market
views to create value within the ratable
framework
•
Modified timing of hedges versus
purely ratable
•
Cross-commodity hedging (heat rate
positions, options, etc.)
•
Delivery locations, regional and zonal
spread relationships
Capital
Structure
Dividend
Capital &
Operating
Expenditure
Credit Rating
Strategic Policy Alignment

Components of Gross Margin Categories
Margins move from new business to MtM of hedges over
the course of the year as sales are executed
(5)
Margins move from “Non power new business” to
“Non power executed” over the course of the year
Gross margin linked to power production and sales
Gross margin from
other business activities
2013 4Q Earnings Release Slides
•Retail, Wholesale
planned electric
sales
•Portfolio
Management new
business
•Mid marketing new
business
•Retail, Wholesale
executed gas sales
•Load Response
•Energy Efficiency
(4)
•BGE Home
(4)
•Distributed Solar
•Retail, Wholesale
planned gas sales
•Load Response
•Energy Efficiency
(4)
•BGE Home
(4)
•Distributed Solar
•Portfolio
Management /
origination fuels
new business
•Proprietary
trading
(3)
•Mark to Market
(MtM) of power,
capacity and
ancillary hedges,
including cross
commodity, retail
and wholesale load
transactions
•Provided directly at
a consolidated
level for five major
regions. Provided
indirectly for each
of the five major
regions via
Effective Realized
Energy Price
(EREP), reference
price, hedge %,
expected
generation
•Generation Gross
Margin at current
market prices,
including capacity
and ancillary
revenues, nuclear
fuel amortization
and fossils fuels
expense
•Exploration and
Production
(4)
•Power Purchase
Agreement (PPA)
Costs and
Revenues
•Provided at a
consolidated level
for all regions
(includes hedged
gross margin for
South, West and
Canada
(1)
)
(1) Hedged gross margins for South, West and Canada region will be included with Open Gross Margin, and no expected generation, hedge %, EREP or reference prices provided for this region.
(2) MtM of hedges provided directly for the five larger regions. MtM of hedges is not provided directly at the regional level but can be easily estimated using EREP, reference price and hedged MWh.
(3) Proprietary trading gross margins will remain within “Non Power” New Business category and not move to “Non Power” Executed category.
(4) Gross margin for these businesses are net of direct “cost of sales”.
(5) Margins for South, West & Canada regions and optimization of fuel and PPA activities captured in Open Gross Margin.
2013 4Q Earnings Release Slides
Open Gross
Margin
MtM of
Hedges
(2)
“Power” New
Business
“Non Power”
Executed
“Non Power”
New Business

ExGen Disclosures
Gross Margin Category ($M)
(1)
2014 2015 2016
Open Gross Margin (including South, West & Canada hedged GM)
(3)
5,850 5,700 5,650
Mark to Market of Hedges
(3,4)
750 500 250
Power New Business / To Go
350 650 700
Non-Power Margins Executed
100 50 50
Non-Power New Business / To Go
(5)
300 350 350
Total Gross Margin
(2)
7,350 7,250 7,000
2013 4Q Earnings Release Slides
(1)
Gross margin categories rounded to nearest $50M.
(2)
Total Gross Margin (Non-GAAP) is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, Exelon
Nuclear Partners and variable interest entities. Total Gross Margin is also net of direct cost of sales for certain Constellation businesses. See Slide 35 for a Non-GAAP to GAAP reconciliation of Total Gross Margin.
(3)
Includes Exelon’s proportionate ownership share of the CENG Joint Venture.
(4)
Mark to Market of Hedges assumes mid-point of hedge percentages.
(5)
Any changes to new business estimates for our non-power business are presented as revenue less costs of sales.
(6)
Based on December 31, 2013 market conditions.
2013 4Q Earnings Release Slides
Reference Prices
(6)
2014 2015 2016
Henry Hub Natural Gas ($/MMbtu)
$4.19 $4.14 $4.13
Midwest: NiHub ATC prices ($/MWh)
$31.45 $30.27 $30.32
Mid-Atlantic: PJM-W ATC prices ($/MWh)
$37.90 $36.45 $36.53
ERCOT-N ATC Spark Spread ($/MWh)
HSC Gas, 7.2HR, $2.50 VOM
$6.56 $7.43 $6.79
New York: NY Zone A ($/MWh)
$38.25 $35.85 $35.61
New England: Mass Hub ATC Spark Spread($/MWh)
ALQN Gas, 7.5HR, $0.50 VOM
$5.16 $2.86 $0.75

ExGen Disclosures
Generation and Hedges 2014 2015 2016
Exp. Gen (GWh)
(1)
208,800 201,700 203,600
Midwest 96,900 96,600 97,600
Mid-Atlantic
(2)
74,200 70,200 71,400
ERCOT 17,100 18,700 19,200
New York
(2)
12,700 9,300 9,300
New England
7,900 6,900 6,100
% of Expected Generation Hedged
(3)
91-94% 62-65% 30-33%
Midwest 88-91% 62-65% 29-32%
Mid-Atlantic
(2)
92-95% 64-67% 33-36%
ERCOT 99-102% 51-54% 33-36%
New York
(2)
95-98% 58-61% 25-28%
New England 96-99% 64-67% 14-17%
Effective Realized Energy Price ($/MWh)
(4)
Midwest $33.50 $32.00 $32.50
Mid-Atlantic
(2)
$45.00 $44.50 $45.50
ERCOT
(5)
$10.50 $7.00 $5.00
New York
(2)
$37.00 $43.00 $38.50
New England
(5)
$4.00 $2.50 $5.00
2013 4Q Earnings Release Slides
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options.
Expected generation assumes 14 refueling outages in 2014 and 2015 and 12 refueling outages in 2016 at Exelon-operated nuclear plants, Salem and CENG.  Expected generation assumes capacity factors of  93.7%, 93.3% and 94.4% in 2014, 2015 and 2016 at Exelon-operated nuclear plants excluding Salem and CENG. These estimates of expected generation in 2014, 2015 and 2016 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. (2)
Includes Exelon’s proportionate ownership share of CENG Joint Venture. (3) Percent of expected generation hedged is the amount of equivalent sales divided by expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options and swaps. Uses expected value on options. (4) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges. (5) Spark spreads shown for ERCOT and New England.

ExGen Hedged Gross Margin Sensitivities
Gross Margin Sensitivities (With Existing Hedges)
(1, 2)
2014 2015 2016
Henry Hub Natural Gas ($/Mmbtu)
$110 $305 $515
$(40) $(235) $(480)
NiHub ATC Energy Price
$30 $290 $430
$(30) $(285) $(430)
PJM-W ATC Energy Price
$20 $175 $270
$(15) $(165) $(260)
NYPP Zone A ATC Energy Price
$5 $20 $35
$(5) $(20) $(35)
Nuclear Capacity Factor
(3)
+/- $45 +/- $40 +/- $40
2013 4Q Earnings Release Slides
(1) Based on December 31, 2013 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.  (2) Sensitivities based on commodity exposure which includes open generation and all committed transactions.  (3) Includes Exelon’s proportionate
+ $1/Mmbtu
- $1/Mmbtu
+ $5/MWh
- $5/MWh
+ $5/MWh
- $5/MWh
+ $5/MWh
- $5/MWh
+/- 1%
ownership share of the CENG Joint Venture.
2013 4Q Earnings Release Slides

Exelon Generation Hedged Gross Margin Upside/Risk
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
2016
$8,550
2015
$7,950
2014
$7,650
$7,050
$6,650
$5,700
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2014, 2015 and 2016 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of
December 31, 2013 (2) Gross Margin Upside/Risk based on commodity exposure which includes open generation and all committed transactions. (3) Gross margin is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, Exelon Nuclear Partners and variable interest entities . See Slide 35 for a
Non-GAAP to GAAP reconciliation of Gross Margin.
2013 4Q Earnings Release Slides

Illustrative Example of Modeling Exelon Generation
2015 Gross Margin
Row Item Midwest
Mid-
Atlantic
ERCOT New York
New
England
South,
West &
Canada
(A) Start with fleet-wide open gross margin  $5.70 billion
(B) Expected Generation (TWh) 96.6 70.2 18.7 9.3 6.9
(C) Hedge % (assuming mid-point of range) 63.5% 65.5% 52.5% 59.5% 65.5%
(D=B*C) Hedged Volume (TWh) 61.3 46.0 9.8 5.5 4.5
(E) Effective Realized Energy Price ($/MWh) $32.00 $44.50 $7.00 $43.00 $2.50
(F) Reference Price ($/MWh)
$30.27 $36.45 $7.43 $35.85 $2.86
(G=E-F) Difference ($/MWh)
$1.73 $8.05 $(0.43) $7.15 $(0.36)
(H=D*G) Mark-to-market value of hedges  ($ million)
(1)
$110 million $370 million $(5) million $40 million $0 million
(I=A+H) Hedged Gross Margin ($ million) $6,200 million
(J)
Power New Business / To Go ($ million)
$650 million
(K) Non-Power Margins Executed ($ million)
$50 million
(L) Non- Power New Business / To Go ($ million) $350 million
(N=I+J+K+L)
Total Gross Margin
(2)
$7,250 million
(1) Mark-to-market rounded to the nearest $5 million.
(2) Total Gross Margin is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, Exelon Nuclear
Partners and variable interest entities.  See Slide 35 for a Non-GAAP to GAAP reconciliation of Total Gross Margin.
2013 4Q Earnings Release Slides

21 Additional Disclosures 2013 4Q Earnings Release Slides 2013 4Q Earnings Release Slides

2014
(4)(5)
$0.50 - $0.60
Other
($0.02)
Depreciation &
Amortization
($0.01)
O&M
(3)
($0.00)
RNF
(2)
$0.09
2013
(1)
$0.01
ComEd Adjusted Operating EPS Bridge 2013 to 2014
Note: Drivers add up to mid-point of 2014 adjusted operating EPS range.
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Revenue net fuel (RNF) is defined as operating revenues less purchased power and fuel expense.
(3) O&M excludes regulatory items that are P&L neutral.
(4) Shares Outstanding (diluted) are 860M in 2013 and ~860M in 2014. Refer to slide 33 for a reconciliation of adjusted (non-GAAP) operating EPS guidance to GAAP EPS.
(5) Guidance assumes an effective tax rate for 2014 of 39.9%.
$0.10 Distribution
$0.01 Transmission
($0.01) Weather/Volume
Interest
22 2013 4Q Earnings Release Slides
$0.02 Pension/OPEB
($0.02) Inflation
$0.49

2014
(4)(5)
$0.40 - $0.50
Other
$0.01
O&M
(3)
($0.03)
RNF
(2)
$0.01
PECO Adjusted Operating EPS Bridge 2013 to 2014
23 2013 4Q Earnings Release Slides
2013
(1)
($0.02) Storm Costs
($0.01) Inflation
$0.01    Smart Meter Return
$0.46
Note: Drivers add up to mid-point of 2014 adjusted operating EPS range.
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Revenue net fuel (RNF) is defined as operating revenues less purchased power and fuel expense.
(3) O&M excludes regulatory items that are P&L neutral.
(4) Shares Outstanding (diluted) are 860M in 2013 and ~860M in 2014.
(5) Guidance assumes an effective tax rate for 2014 of 30.4%
Refer to slide 33 for a reconciliation of adjusted (non-GAAP) operating EPS guidance to GAAP EPS.

($0.03)
2014
(4)(5)
$0.20 - $0.30
Other
$0.01
Depreciation &
Amortization
($0.01)
O&M
(3)
RNF
(2)
$0.05
2013
(1)
BGE Adjusted Operating EPS Bridge 2013 to 2014
($0.01) Storm Costs
($0.01) Inflation
($0.01) Other O&M
$0.05 Pricing/Mix
($0.01) Other RNF
24 2013 4Q Earnings Release Slides
$0.01 Interest
$0.23
2013 4Q Earnings Release Slides
Note: Drivers add up to mid-point of 2014 adjusted operating EPS range.
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Revenue net fuel (RNF) is defined as operating revenues less purchased power and fuel expense.
(3) O&M excludes regulatory items that are P&L neutral.
(4) Shares Outstanding (diluted) are 860M in 2013 and ~860M in 2014. Refer to slide 33 for a reconciliation of adjusted (non-GAAP) operating EPS guidance to GAAP EPS.
(5) Guidance assumes an effective tax rate for 2014 of 39.1%.

$0.02
Depreciation &
Amortization
(4)
$0.02
O&M
(3)
$0.03
Gross Margin
(2)
$0.17
2013 2014
(5)(6)
$1.10 - $1.30
Other
ExGen Adjusted Operating EPS Bridge 2013 to 2014
($0.17) Generation Gross Margin primarily due
to lower pricing
$0.09 Merger synergies
$0.02 Pension/OPEB
($0.06) Inflation
($0.02) Contracting
($0.02) Site, Corporate and Project
Spending
($0.01) Nuclear Refueling Outages
($0.03) Other O&M

$0.01 Interest
$0.01 Other
$1.40
2013 4Q Earnings Release Slides
($0.02) Primarily AVSR and other
assets placed in service
(5) Shares Outstanding (diluted) are 860M in 2013 and ~860M in 2014. Refer to slide 33 for a reconciliation of adjusted (non-GAAP) operating EPS guidance to GAAP EPS.
(6) Guidance assumes an effective tax rate for 2014 of 29.7%.
Note: Drivers add up to mid-point of 2014 adjusted operating EPS range.
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Gross Margin (Non-GAAP) is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, Exelon Nuclear Partners and variable interest entities. Total Gross Margin is also net of direct cost of sales for certain Constellation businesses.  See Slide 35 for a Non-GAAP to GAAP reconciliation of Total Gross Margin.
(3) O&M excludes items that are P&L neutral (including decommissioning costs and variable interest entities) and direct cost of sales for certain Constellation businesses.
(4) Depreciation & Amortization excludes cost of sales for certain Constellation businesses, which are included in gross margin

Additional 2014 ExGen and CENG Modeling
2013 4Q Earnings Release Slides
P&L Item 2014 Estimate
ExGen Model Inputs
(1)
O&M
(2)
$4,050M
Taxes Other Than Income (TOTI)
(3)
$300M
Depreciation & Amortization
(4)
$800M
Interest Expense $325M
CENG Model Inputs (at ownership)
(1)(5)
Gross Margin Included in ExGen Disclosures
O&M/TOTI $400M - $450M
Depreciation & Amortization/Accretion of Asset
Retirement Obligations
$100M - $150M
Capital Expenditures $75M - $125M
Nuclear Fuel Capital Expenditure $50M - $100M
(3)
TOTI excludes gross receipts tax for retail of $100M.
(4)
ExGen Depreciation & Amortization excludes the impact of P&L neutral decommissioning costs of $25M and cost of sales of ExGen’s non-power businesses of $25M.
(5)
Includes ~$35M potential synergies related to the integration of Exelon Nuclear and CENG operations.  The CENG model inputs are intended to support Exelon’s guidance range and do not represent CENG’s final estimates.
(2) ExGen O&M excludes cost of sales of certain Constellation businesses, certain impacts associated with the sale or retirement of generating stations, certain costs incurred associated with the merger with Constellation, P&L neutral decommissioning costs, and the impact from O&M related to variable interest entities.  See Slide 33 for a Non-GAAP to GAAP reconciliation of
O&M.
(1) ExGen amounts  for O&M, TOTI and Depreciation & Amortization exclude the impacts of CENG. CENG impact is reflected in “Equity earnings of unconsolidated affiliates” in the Statement of Operations and Comprehensive Income.

BGE
2014 load growth driven by a
stronger Residential class
and improving economic conditions,
partially offset by
energy efficiency

Exelon Utilities Weather-Normalized Load
2014E
0.4%
-0.6%
-0.4%
-0.2%
2013
-0.3%
-0.5%
0.0%
-0.2%
Large C&I Small C&I Residential All Customers
ComEd
2014 forecasted usage reflects a
continuation of the moderate growth
economy and on-going energy
efficiency programs
2014E
1.5%
-1.2%
-0.3%
0.3%
2013
1.5%
-1.1%
0.0%
0.3%
PECO
2014 load growth is driven by
modest economic growth and
strong growth in manufacturing
employment , partially offset by
energy efficiency.
2014E
0.0%
-0.4%
1.5%
0.6%
2013
-2.5%
2.4%
0.9%
-0.6%
Chicago GMP 2.3%
Chicago Unemployment 8.6%
Philadelphia GMP 2.1%
Philadelphia Unemployment 7.4%
Baltimore GMP 2.1%
Baltimore Unemployment 6.6%
2013 4Q Earnings Release Slides
Notes: Data is not adjusted for leap year.  Source of 2013 economic outlook data is Global Insight (November 2013). Assumes 2013 GDP of 1.7% and U.S unemployment of 6.7%.
ComEd has the ROE collar as part of the distribution formula rate and BGE is decoupled which mitigates the load risk.  QTD and YTD actual data can be found in earnings release tables.
BGE  amounts have been adjusted for unbilled / true-up load from prior quarters.
2013 4Q Earnings Release Slides

Docket #	13-0318
Filing Year	**2012 Calendar Year Actual Costs and 2013 Projected Net Plant Additions** are used to set the rates for calendar year 2014. Rates currently in effect (docket 13-0386) for calendar year 2013 were based on 2011 actual costs and 2012 projected net plant additions and reflect the impacts of PA 98-0015 (SB9)
Reconciliation Year	**Reconciles Revenue Requirement reflected in rates during 2012 to 2012 Actual Costs Incurred.** Revenue requirement for 2012 is based on dockets 10-0467, 11-0721 May Order and 11-0721 October Re-hearing Order
Common Equity Ratio	~ **45%** for both the filing and reconciliation year
ROE	**8.72%** for both the filing and reconciliation year (2012 30-yr Treasury Yield of 2.92% + 580 basis point risk premium). For 2013 and 2014, the actual allowed ROE reflected in net income will ultimately be based on the average of the 30-year Treasury Yield during the respective years plus 580 basis point spread
Requested Rate of Return	~ **7%** for the both the filing and reconciliation Year
Rate Base	**$6,702 million**– Filing year (represents projected year-end rate base using 2012 actual plus 2013 projected capital additions). 2013 and 2014 earnings will reflect 2013 and 2014 year-end rate base respectively. **$6,389 million** - Reconciliation year (represents year-end ate base for 2012)
Revenue Requirement Increase (1)	**$341M** ($191M is due to the 2012 reconciliation, $160M relates to the filing year). The 2012 reconciliation impact on net income was recorded in 2012 as a regulatory asset. This increase also reflects the decrease in 2013 rates as a result of Senate Bill 9
Timeline	• 04/29/13 Filing Date • 240 Day Proceeding • ICC order issued December 19, 2013 rates effective January 2014

Given the retroactive ratemaking provision in the EIMA legislation, ComEd net income during the year will be based on actual costs with a regulatory asset/liability recorded to reflect any under/over recovery reflected in rates. Revenue Requirement in rate filings impacts cash flow.

Exelon.

2013 4Q Earnings Release Slides 28
ComEd April 2013 Distribution Formula Rate Updated Filing
Note:  Disallowance of any items in the 2013 distribution formula rate filing could impact 2013 earnings in the form of a regulatory asset adjustment.  Amounts above as of surrebuttal testimony.
The 2013 distribution formula rate filing  establishes the net revenue requirement used to set the rates that will take effect in January 2014 after the ICC’s review.  The filing was updated to reflect the impact of Senate Bill 9. There are two components to the annual distribution formula rate filing:
• Filing Year:  Based on prior year costs (2012) and current year (2013) projected plant additions.
• Annual Reconciliation: For the prior calendar year (2012), this amount reconciles the revenue requirement reflected in rates during the prior year (2012) in effect to the actual costs for that year. The annual reconciliation impacts cash flow in the following year (2014) but the earnings impact has been recorded in the prior year (2012) as a regulatory asset.

BGE Rate Case
2013 4Q Earnings Release Slides
Rate Case Order Electric Gas
Docket # 9326
Test Year August 2012 – July 2013
Common Equity Ratio 51.1%
Authorized Returns ROE: 9.75%; ROR: 7.49% ROE: 9.6%; ROR: 7.41%
Rate Base $2.8B $1.0B
Revenue Requirement Increase $33.6M $12.5M
Distribution Price Increase as % of
overall bill
1.7% 1.1%
Timeline
• 5/17/13: BGE filed application with the MDPSC seeking increases in gas & electric distribution base rates
• 8/5/13: Staff/Intervenors file direct testimony
• 8/23/13: Update 8 months actual/4 month estimated test period data with actuals for last 4 months
(March - July 2013)
• 9/17/13: BGE and staff/intervenors file rebuttal testimony
• 10/3/13: Staff/Intervenors  and BGE file surrebuttal testimony
• 10/18/13 – 11/1/13: Hearings
• 11/12/13: Initial Briefs
• 11/22/13: Reply Briefs
• 12/13/13: Final Order
• New rates are in effect shortly after the final order

30 Appendix Reconciliation of Non-GAAP Measures 2013 4Q Earnings Release Slides

4Q GAAP EPS Reconciliation
Three Months Ended December 31, 2013 ExGen ComEd PECO BGE Other Exelon
2013 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.21 $0.13 $0.12 $0.06 $(0.02) $0.50
Mark-to-market impact of economic hedging activities 0.16 - - - - 0.16
Unrealized gains related to NDT fund investments 0.05 - - - - 0.05
Plant Retirements and Divestitures - - - - - -
Merger and integration costs (0.02) - (0.00) (0.00) - (0.02)
Reassessment of State Deferred Income Taxes 0.01 - - - (0.02) -
Amortization of commodity contract intangibles (0.09) - - - - (0.09)
Asset Retirement Obligation - - - - - -
Midwest Generation bankruptcy charges (0.02) - - - - (0.02)
Long-lived asset impairments - - - - - -
4Q 2013 GAAP Earnings (Loss) Per Share $0.31 $0.13 $0.12 $0.05 $(0.04) $0.58
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
2013 4Q Earnings Release Slides 31
Three Months Ended December 31, 2012 ExGen ComEd PECO BGE Other Exelon
2012 Adjusted (non-GAAP) Operating Earnings Per Share $0.33 $0.19 $0.09 $0.02 $0.00 $0.64
Mark-to-market impact of economic hedging activities 0.17 - - - (0.03) 0.14
Unrealized gains related to nuclear decommissioning trust funds - - - - - -
Plant retirements and divestitures (0.05) - - - - (0.05)
Asset retirement obligation 0.01 - - - - 0.01
Merger and integration costs (0.04) (0.00) (0.00) (0.00) (0.00) (0.05)
Amortization of commodity contract intangibles (0.24) - - - - (0.24)
Amortization of the fair value of certain debt - - - - - -
Non-cash remeasurement of deferred income taxes (0.01) - - - 0.01 -
Midwest Generation bankruptcy charges (0.01) - - - - (0.01)
4Q 2012 GAAP Earnings (Loss) Per Share $0.16 $0.19 $0.09 $0.02 $(0.02) $0.44

2013 4Q Earnings Release Slides

Twelve Months Ended December 31, 2012 ExGen ComEd PECO BGE Other Exelon
2012 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $1.89 $0.47 $0.47 $0.06 $(0.04) $2.85
Mark-to-market impact of economic hedging activities
0.38 - - - 0.00 0.38
Unrealized gains related to nuclear decommissioning trust funds 0.07 - - - - 0.07
Plant retirements and divestitures
(0.29) - - - - (0.29)
Asset retirement obligation (0.00) - - - - (0.00)
Constellation merger and integration costs (0.20) (0.00) (0.01) (0.01) (0.09) (0.31)
Maryland commitments (0.03) - - (0.10) (0.15) (0.28)
Amortization of commodity contract intangibles (0.93) - - - - (0.93)
FERC settlement (0.21) - - - - (0.21)
Reassessment of state deferred income taxes 0.00 - - - 0.14 0.14
Amortization of the fair value of certain debt 0.01 - - - - 0.01
Other acquisition costs (0.00) - - - (0.00)
Midwest Generation bankruptcy charges (0.01) - - - (0.01)
YTD 2012 GAAP Earnings (Loss) Per Share $0.69 $0.46 $0.46 $(0.05) $(0.14) $1.42
Twelve Months Ended December 31, 2013 ExGen ComEd PECO BGE Other Exelon
2013 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $1.40 $0.49 $0.46 $0.23 $(0.07) $2.50
Mark-to-market impact of economic hedging activities
0.35 - - - - 0.35
Unrealized gains related to NDT fund investments 0.09 - - - - 0.09
Plant retirements and divestitures
0.02 - - - - 0.02
Asset retirement obligation (0.01) - - - - (0.01)
Merger and integration costs (0.09) (0.00) (0.01) 0.00 (0.00) (0.10)
Amortization of commodity contract intangibles (0.41) - - - - (0.41)
Reassessment of State Deferred Income Taxes 0.01 - - - (0.01) -
Amortization of the fair value of certain debt 0.01 - - - - 0.01
Remeasurement of like kind exchange tax position - (0.20) - - (0.11) (0.31)
Midwest Generation Bankruptcy Charges (0.02) - - - - (0.02)
Long lived asset impairments (0.12) - - - (0.01) (0.14)
YTD 2013 GAAP Earnings (Loss) Per Share $1.24 $0.29 $0.45 $0.23 $(0.22) $2.00
Full Year GAAP EPS Reconciliation
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.

GAAP to Operating Adjustments
2013 4Q Earnings Release Slides
• Exelon’s 2014-16 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following:
– Mark-to-market adjustments from economic hedging activities
– Unrealized gains and losses from NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements
– Certain costs incurred associated with the Constellation and CENG merger and integration initiatives
– Non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value at the merger date for 2014
– One-time impacts of adopting new accounting standards
– Other unusual items

Adjusted O&M Reconciliations to GAAP

2013 Adjusted O&M Reconciliation (in $M)
(4)
ExGen ComEd PECO BGE Other Exelon
GAAP O&M $4,500 $1,400 $725 $625 $(0) $7,250
Impacts associated with Sale or Retirement of Generating
Stations
- - - - - -
Certain costs incurred associated with the integration of
Constellation and CENG
$(100) - - - - $(100)
Long Lived Asset Impairments
$(150) - - - $(25) $(175)
Asset Retirement Obligations - - - - - -
Regulatory O&M (3) - $(175) $(75) - - $(250)
Decommissioning and other expense (1) $(50) - - - - $(50)
Direct cost of sales incurred to generate revenues for
certain Constellation businesses (2)
$(200) - - - - $(200)
Adjusted O&M (Non-GAAP, as shown on slide 7)
$4,000 $1,225 $650 $625 $(25) $6,475
2014 Adjusted O&M Reconciliation (in $M)
(4)
ExGen ComEd PECO BGE Other Exelon
GAAP O&M
$4,400 $1,475 $800 $700 $(75) $7,300
Certain costs incurred associated with the integration of
Constellation and CENG
$(150) - - - - $(150)
Regulatory O&M (3)
- $(250) $(100) $(25) - $(375)
Decommissioning and other expense (1) - - - - - -
Direct cost of sales incurred to generate revenues for certain
Constellation businesses (2)
$(200) - - - - $(200)
Adjusted O&M (Non-GAAP, as shown on slide 7)
$4,050 $1,225 $700 $675 $(75) $6,575
2013 4Q Earnings Release Slides
(1) Other expense primarily reflects O&M related to variable interest entities.
(2) Reflects the direct cost of sales of certain Constellation businesses of Generation, which are included in Total Gross Margin.
(3) Reflects P&L neutral O&M.
(4) All amounts rounded to the nearest $25M.

ExGen Total Gross Margin Reconciliation to GAAP

Total Gross Margin Reconciliation (in $M)
(5)
2014 2015 2016
Revenue Net of Purchased Power and Fuel Expense (1)(6) $7,650 $7,650 $7,400
Non-cash amortization of intangible assets, net, related to
commodity contracts recorded at fair value at the merger date (2)
$50 - -
Other Revenues (3) $(100) $(100) $(50)
Direct cost of sales incurred to generate revenues for certain
Constellation businesses (4)
$(250) $(300) $(350)
Total Gross Margin (Non-GAAP, as shown on slide 9)
$7,350 $7,250 $7,000
2013 4Q Earnings Release Slides
(1)
Revenue net of purchased power and fuel expense (RNF), a non-GAAP measure, is calculated as the GAAP measure of operating revenue less the GAAP measure of purchased power and fuel expense .  ExGen does not forecast the GAAP components of RNF separately.  RNF also includes the RNF of our proportionate ownership share of CENG.
(2)
The exclusion from operating earnings for activities related to the merger with Constellation ends after 2014.
(3)
Reflects revenues from Exelon Nuclear Partners, variable interest entities, funds collected through revenues for decommissioning the former PECO nuclear plants through regulated rates and gross receipts tax revenues.
(4)
Reflects the cost of sales and depreciation expense of certain Constellation businesses of Generation.
(5)
All amounts rounded to the nearest $50M.
(6)
Excludes the impact of the operating exclusion for mark-to-market due to the volatility and unpredictability of the future changes to power prices.

2013 ExGen/HoldCo FFO/Debt and 2014 ExGen Free Cash
Flow Reconciliations to GAAP
FFO Calculation ($M)
(1)
GAAP Operating Income $1,675
Depreciation & Amortization $850
EBITDA $2,525
+/- Nonoperating activities
and nonrecurring items
$200
- Interest Expense ($350)
- Current Income Tax Expense ($300)
+ Nuclear Fuel Amortization $925
+ PPA Depreciation
Adjustment
(3)
$325
+ Operating Lease
Depreciation Adjustment
(4)
$25
+/- Other FFO Adjustments
(5)
$125
= FFO (a) $3,475
(1) All amounts rounded to the nearest $25M.
(2) Using S&P Methodology – final 2013 numbers still pending agency review.
(3) Reflects net capacity payment - interest on PV of PPA's (using 7% discount rate from S&P).
(4) Reflects operating lease payments - interest on PV of future operating leases payments (using 7% discount rate from S&P).
(5) Includes pension adjustment, stock compensation adjustment, HoldCo interest adjustment, and capitalized interest expense adjustment .
(6) Reflects PV of net capacity purchases (using 7% discount rate from S&P).
(7) Reflects PV of minimum future operating lease payments (using 7% S&P discount rate).
(8) Reflects unfunded status, net of taxes at 35%.
(9) Long term debt held at HoldCo imputed to ExGen.
(10) Includes non-recourse project debt.
(11) Offsets FV write-up of CEG and BGE (recorded at Corp) debt at merger.
(12) Applies 75% of excess cash against balance of LTD.
(13) Adjusted Cash Flow from Operations (non-GAAP) primarily includes net cash flows from operating activities and net cash flows from investing activities excluding capital expenditures of 5.5B for 2014
2013 4Q Earnings Release Slides
Long-Term Debt (including
current maturities)
$7,725
Short-Term Debt 25
+ PPA Imputed Debt
(6)
$1,350
+ Operating Lease Imputed
Debt
(7)
$300
+ Pension/OPEB Imputed
Debt
(8)
$1,125
+ HoldCo Debt Adjustment
(9)
$1,400
- Off-Credit Treatment of
Debt
(10)
($1,225)
- Fair Value Adjustment
(11) ($375)
-Surplus Cash Adjustment
(12)
($950)
+/- Accrued Interest $75
= Adjusted Debt (b) $9,450
2014 Free Cash Flow
Calculation ($M)
(1)
Adjusted Cash from
Operations
(13)
$3,175
Non-Growth CapEx
(includes MD
Commitments)
($1,050)
Nuclear Fuel CapEx ($900)
= FCF before Growth
CapEx and Dividend
$1,225
2013 FFO/Debt
(2)
FFO (a)
= 37%
Adjusted Debt (b)
Adjusted Debt Calculation ($M)
(1)

2014 ExGen Adjusted EBITDA – Base CapEx Reconciliation to
GAAP
Adjusted EBITDA
Adjusted Operating Net Income
(1)
$950M - $1,125M
Depreciation & Amortization
(2)
$800M
Interest Expense
(2)
$325M
Taxes/Other
(3)
$275M - $400M
Adjusted EBITDA
(6)
$2,350M - $2,650M
Base CapEx
Total Capital Expenditures
(4)
$2,400M
Growth CapEx (Nuclear Uprates/Wind/Solar/Upstream)
(4)
($450M)
Nuclear Fuel
(4)
($900M)
Fukushima Response
(5)
($100M)
Maryland Commitments
(5)
($100M)
Base CapEx
(6)
$850M
2013 4Q Earnings Release Slides
(1)
Adjusted Operating Net Income  (non-GAAP) is based on the adjusted operating EPS range provided on slide 5 and ~860M shares outstanding. Refer to the
Appendix for a reconciliation of adjusted (non-GAAP) operating EPS guidance to GAAP EPS.
(2)
Refer to slide 26 for details. ExGen Depreciation & Amortization excludes the impact of P&L neutral decommissioning costs of $25M and cost of sales of ExGen’s non-power businesses of $25.
(3)
Includes taxes based on the effective tax rate of 29.7%, decommissioning income and other items.
(4)
Refer to slide 6 for ExGen CapEx amounts.
(5)
Fukushima Response and Maryland Commitments both included in the “CapEx (excluding other items below” line item on slide 6 but are one-time in nature and therefore excluded from Base CapEx.
(6)
Excludes CENG.

38 Appendix Change to Format of Exelon Generation Disclosures 8-K issued December 9, 2013 All numbers as of September 30, 2013 2013 4Q Earnings Release Slides

Change to Format of Exelon Generation Disclosures – Gross
Margin, O&M and Depreciation & Amortization Definitions
• Direct costs incurred to generate revenues (“Cost of Sales”) for certain
Constellation businesses (Energy Efficiency, BGE Home and Upstream) have been included in O&M or Depreciation & Amortization (“D&A”) in previous
Exelon Generation disclosures
•
Cost of Sales previously included in O&M and D&A is approximately $250M -
$300M/year
• Including the Cost of Sales in Gross Margin better reflects the scale of these
Constellation businesses while reducing volatility in disclosures resulting from only capturing changes in revenue
• Beginning with Q4 2013 Exelon Generation disclosure, Exelon is revising
Gross Margin to include “Cost of Sales” for certain Constellation businesses;
while simultaneously reducing O&M and D&A by an equal amount
• Effect of revised format:
Gross Margin lowered by $250M - $300M
O&M/D&A lowered by $250M - $300M
Net Change to EBIT
$0

Impacted Components of Gross Margin Categories
Margins move from new business to MtM of hedges over
the course of the year as sales are executed
Margins move from “Non power new business” to
“Non power executed” over the course of the year
Gross margin linked to power production and sales
Gross margin from
other business activities
• Retail, Wholesale
executed gas sales
• Load Response
•
• Energy Efficiency
(4)
• BGE Home
(4)
• Distributed Solar
• Retail, Wholesale
planned electric
sales
• Portfolio
Management new
business
• Mid marketing new
business
• Mark to Market
(MtM) of power,
capacity and
ancillary hedges,
including cross
commodity, retail
and wholesale load
transactions
• Provided directly at a
consolidated level
for five major
regions. Provided
indirectly for each of
the five major
regions via Effective
Realized Energy
Price (EREP),
reference price,
hedge %, expected
generation
• Generation Gross
Margin at current
market prices,
including capacity
and ancillary
revenues, nuclear
fuel amortization
and fossils fuels
expense
• Exploration and
Production
(4)
• Power Purchase
Agreement (PPA)
Costs and Revenues
• Provided at a
consolidated level
for all regions
(includes hedged
gross margin for
South, West and
Canada
(1)
)
• Retail, Wholesale
planned gas sales
• Load Response
• Energy Efficiency
(4)
• BGE Home
(4)
• Distributed Solar
• Portfolio Management
/ origination fuels new
business
• Proprietary trading
(3)
(1)  Hedged gross margins for South, West and Canada region will be included with Open Gross Margin, and no expected generation, hedge %, EREP or reference prices provided for this region.
(2)  MtM of hedges provided directly for the five larger regions. MtM of hedges is not provided directly at the regional level but can be easily estimated using EREP, reference price and hedged MWh.
(3)  Proprietary trading gross margins will remain within “Non Power” New Business category and not move to “Non Power” Executed category.
(4)  Gross margin for these businesses are net of direct “Cost of Sales”.
These sections going forward will be inclusive
of Cost of Sales; see additional Footnote (4)
Open Gross
Margin
MtM of
Hedges
(2)
“Power” New
Business
“Non Power”
Executed
“Non Power”
New Business

ExGen Disclosures – Previous and Revised Presentations
Sept 30, 2013 – Revised
presentation
Change from previous
presentation
Gross Margin Category ($M) 2013 2014 2015 2016 2013 2014 2015 2016
Open Gross Margin
(including South, West, Canada hedged gross
margin)
$5,550 $5,600 $5,750 $5,700 ($50) ($50) ($50) ($100)
Mark-to-Market of Hedges
$1,700 $900 $450 $250 0 0 0 0
Power New Business / To Go
$50 $500 $750 $750 0 0 0 0
Non-Power Margins Executed
$300 $100 $50 $50 ($100) ($100) ($50) ($50)
Non-Power New Business / To Go
$100 $300 $350 $350 ($100) ($100) ($150) ($150)
Total Gross Margin
$7,700 $7,400 $7,350 $7,100 ($250) ($250) ($250) ($300)
These reductions shown in gross margin, are offset by commensurate reductions in O&M and D&A; There is no impact on net income
Gross Margin Category ($M)
(1,2)
(as presented in EEI presentation slide 37)
2013 2014 2015 2016
Open Gross Margin (including South, West & Canada hedged GM)
(3)
$5,600 $5,650 $5,800 $5,800
Mark to Market of Hedges
(3,4)
$1,700 $900 $450 $250
Power New Business / To Go
$50 $500 $750 $750
Non-Power Margins Executed
(5)
$400 $200 $100 $100
Non-Power New Business / To Go
(5)
$200 $400 $500 $500
Total Gross Margin
$7,950 $7,650 $7,600 $7,400
(1)
Gross margin (net of direct “cost of sales”) rounded to nearest $50M.
(2)
Gross margin does not include revenue related to decommissioning, gross receipts tax, Exelon
Nuclear Partners and entities consolidated solely as a result of the application of FIN 46R.
(3)
Includes CENG Joint Venture.
(4)
Mark to Market of Hedges assumes mid-point of hedge percentages.
(5)
Any changes to new business estimates for our non-power business are presented as revenue less costs of sales.
(6)
Based on September 30, 2013 market conditions.

P&L Item 2013 Estimate
ExGen Model Inputs
(1)
O&M
(2)
$4,275M $4,075M
Taxes Other Than Income (TOTI)
(3)
$300M No change
Depreciation & Amortization
(4)
$825M $775M
Interest Expense $350M No change
CENG Model Inputs (at ownership)
(5)
Gross Margin
Included in ExGen Disclosures
No change
O&M/TOTI
$400M -
$450M No change
Depreciation & Amortization/Accretion of
Asset Retirement Obligations
$100M -
$150M No change
Capital Expenditures $75M - $125M No change
Nuclear Fuel Capital Expenditure $100M - $150M No change

Additional 2013 ExGen and CENG Modeling – Previous and
Revised Presentations
EEI Slide 13 presentation
Revised presentation
(1)
ExGen amounts for O&M, TOTI and Depreciation & Amortization exclude the impacts of CENG. CENG impact is reflected in “Equity earnings of unconsolidated affiliates” in the
Income Statement.
(2)
ExGen O&M excludes costs of sales for certain Constellation businesses, P&L neutral decommissioning  costs and the impact from O&M related to entities consolidated solely as a result of the application of FIN 46R.
(3)
TOTI excludes gross receipts tax for retail.
(4)
ExGen Depreciation & Amortization excludes costs of sales for certain Constellation businesses and the impact of P&L neutral decommissioning.
(5)
The CENG model inputs are intended to support Exelon’s guidance range and do not represent CENG’s final estimates.
Reduced O&M ~$200M and
D&A ~$50M. Footnotes (2)
and (4) have been updated
to reflect new definition